COMMITMENTS:	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS:

NOTE 6 - COMMITMENTS:

In June 2021, the Company entered into a new agreement with a third party for the commercialization of a product candidate. According to the agreement the Company shall receive from the third party an upfront payment of $1,250 and additional milestone payments in the future. In connection with the development of the product candidate, the Company is expected to sign an agreement with another third party. Both third parties are expected to sign a manufacture and supply agreement. In case either the development and/or supply agreements will not be executed during the 3rd quarter of 2021, the Company shall be required to refund the third party with the aforementioned upfront payment. In July 2021, the Company received the upfront payment.